EXHIBIT 99

                             JOINT FILER INFORMATION


Name:  Stonehill Institutional Partners, L.P.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ John Motulsky, a Managing Member of Stonehill General Partner,
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its general partner
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Name:  Stonehill Offshore Partners Limited
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Advisers LLC,
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its investment adviser
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Name:  Stonehill Advisers LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ John Motulsky, a Managing Member
            ------------------------------------

Name:  Stonehill General Partner, LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ John Motulsky, a Managing Member
            ------------------------------------
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Name:  John Motulsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ John Motulsky
            -----------------

Name:  Wayne Teetsel
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ Wayne Teetsel
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Name:  Christopher Wilson
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ Christopher Wilson
            ----------------------

Name:  Thomas Varkey
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ Thomas Varkey
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Name:  Jonathan Sacks
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement:  December 1, 2008

Signature:  /s/ Jonathan Sacks
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